                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       WELLSFORD REAL PROPERTIES, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        WELLSFORD REAL PROPERTIES, INC.
                         535 MADISON AVENUE, 26TH FLOOR
                               NEW YORK, NY 10022

                                                                  April 16, 1999

Dear Shareholder:

     You are cordially invited to attend the 1999 annual meeting of Shareholders which will be held on Monday, May 17, 1999, at 9:30 a.m. at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, 31st Floor, New York, NY 10104.

     Information about the meeting and the various matters on which the Shareholders will act is included in the Notice of Annual Meeting of Shareholders and Proxy Statement which follow. Also included is a Proxy Card and postage paid return envelope.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, WE HOPE THAT YOU WILL COMPLETE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

                                          Sincerely,

                                          /S/ JEFFREY H. LYNFORD

                                          JEFFREY H. LYNFORD
                                          Chairman of the Board


                                          /S/ EDWARD LOWENTHAL

                                          EDWARD LOWENTHAL
                                          President and Chief Executive Officer

                        WELLSFORD REAL PROPERTIES, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 17, 1999

                            ------------------------

     The annual meeting of Shareholders of Wellsford Real Properties, Inc. (the "Company") will be held at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, 31st floor, New York, NY 10104 on Monday, May 17, 1999 at 9:30 a.m. local time, for the following purposes:

          1. To elect three directors to terms expiring at the 2002 annual meeting of Shareholders.

          2. To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999.

          3. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

     The Board of Directors has fixed April 1, 1999 as the record date for determining the Shareholders entitled to receive notice of and to vote at the meeting.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /S/ JEFFREY H. LYNFORD

                                          JEFFREY H. LYNFORD
                                          Secretary

April 16, 1999
New York, New York

                         WELLFORD REAL PROPERTIES, INC.
                         535 MADISON AVENUE, 26TH FLOOR
                               NEW YORK, NY 10022

                          ---------------------------
                                PROXY STATEMENT
                          ---------------------------

                                  MAY 17, 1999
                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Wellsford Real Properties, Inc., a Maryland corporation (the "Company"), of proxies from the holders (the "Shareholders") of the Company's issued and outstanding shares of common stock, $.01 par value per share (the "Common Shares") and issued and outstanding shares of Class A common stock, $.01 par value per share (the "Class A Common Shares"), to be exercised at the annual meeting of Shareholders to be held on Monday, May 17, 1999, at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, 31st Floor, New York, NY 10104, at 9:30 a.m. local time, and at any adjournment(s) or postponement(s) of such meeting (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     This Proxy Statement and enclosed Proxy Card are being mailed to the Shareholders on or about April 16, 1999.

     At the Annual Meeting, the Shareholders will be asked to consider and vote upon the following proposals (the "Proposals"):

     1. The election of three directors to terms expiring at the 2002 annual meeting of Shareholders.

     2. The ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999.

     3. Such other business as may properly come before the Annual Meeting.

     Only the holders of record of the Common Shares and Class A Common Shares at the close of business on April 1, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Each Common Share and Class A Common Share is entitled to one vote on all matters. As of the Record Date, 20,410,605 Common Shares and 339,806 Class A Common Shares were outstanding.

     A majority of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. A plurality of all the votes cast at the Annual Meeting is sufficient to elect a director (Proposal 1). The affirmative vote of Shareholders owning a majority of the shares voting is required to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants (Proposal 2). Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on such Proposals.

     Each of the directors and executive officers of the Company has informed the Company that he will vote all of his respective Common Shares in favor of all of the Proposals.

     The Common Shares and Class A Common Shares represented by all properly executed Proxy Cards will be voted at the Annual Meeting as indicated or, if no instruction is given, in favor of all of the Proposals. As to any other business which may properly come before the Annual Meeting, all properly executed Proxy Cards will be voted by the persons named therein in accordance with their best judgement. The Company does not presently know of any other business which may come before the Annual Meeting. Any person giving a proxy has the right to revoke it at any time before it is exercised (a) by filing with the Secretary of the Company a duly signed revocation or a Proxy Card bearing a later date or (b) by electing to vote in person at the Annual Meeting.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The directors are divided into three classes, consisting of three members whose terms expire at the Annual Meeting, three members whose terms expire at the 2000 annual meeting of Shareholders and two members whose terms expire at the 2001 annual meeting of Shareholders. At the Annual Meeting, three directors will be elected to hold office until the 2002 annual meeting of Shareholders and until their successors are elected and qualify. Jeffrey H. Lynford, Douglas Crocker II and Mark S. Germain, each of whom is presently a director of the Company, are nominees for election as directors for such term. The terms of Richard S. Frary, Frank J. Hoenemeyer and Frank J. Sixt expire in 2000 and the terms of Edward Lowenthal and Rodney F. Du Bois expire in 2001.

     For information regarding the beneficial ownership of Common Shares and Class A Common Shares by the current directors of the Company, see "Security Ownership of Certain Beneficial Owners and Management."

     EXCEPT WHERE OTHERWISE INSTRUCTED, PROXIES SOLICITED BY THIS PROXY STATEMENT WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD'S NOMINEES LISTED BELOW. Each such nominee has consented to be named in this Proxy Statement and to continue to serve as a director if elected.

NOMINEES FOR ELECTION AS DIRECTORS

     The following individuals are nominees for election as directors at the Annual Meeting:

     Jeffrey H. Lynford, age 51, has been the Chairman of the Board, Secretary and a director of the Company since its formation in January 1997. Mr. Lynford served as the Chairman of the Board and Secretary of Wellsford Residential Property Trust (the "Trust"), a Maryland real estate investment trust ("REIT"), from its formation in July 1992 until consummation of the merger of Equity Residential Properties Trust ("EQR"), a Maryland REIT, into the Trust (the "Merger") in May 1997 and was the Chief Financial Officer of the Trust from July 1992 until December 1994. Mr. Lynford currently serves as a trustee of Polytechnic University, Caramoor Center for Music and the Arts, a trustee emeritus of the National Trust for Historic Preservation and as a director of five mutual funds: Cohen & Steers Total Return Realty Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc.
Mr. Lynford also serves as a trustee of EQR. He is also a member of the New York bar.

     Douglas Crocker II, age 58, has been a director of the Company since May 1997. Mr. Crocker has been President, Chief Executive Officer and a trustee of EQR, the general partner of ERP Operating Limited Partnership, since March 1993. He is also a director of Ventas, Inc., a real estate company focusing on the ownership and acquisition of health care properties and was a director of Horizon Group Incorporated, an owner, developer and operator of outlet retail properties from July 1996 to June 1998. Mr. Crocker has been President and Chief Executive Officer of First Capital Financial Corporation, a sponsor of public limited real estate partnerships ("First Capital"), since December 1992 and a director of First Capital since January 1993. He was an executive vice president of Equity Financial and Management Company, a subsidiary of Equity Group Investments, Inc., an owner, manager and financier of real estate and corporations ("EGI"), providing strategic direction and services for EGI's real estate and corporate activities from November 1992 until March 1997.

     Mark S. Germain, age 48, has been a director of the Company since May 1997. Mr. Germain served as a trustee of the Trust from November 1992 until consummation of the Merger in May 1997. Currently he is employed by Olmsted Group L.L.C., which is a consultant to biotechnology and other high technology companies. Mr. Germain also serves as a board member of several privately held biotechnology companies. Previously, from 1990 to 1994, Mr. Germain was employed by D. Blech & Company, Incorporated, a merchant bank. From 1986 to 1989, he was President and Chief Operating Officer of The Vista Organization, Ltd., and from 1989 to 1990, its President and Chief Executive Officer. Mr. Germain was a partner in a New York law firm prior to 1986.

                          ---------------------------
    THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE FOR
                                   DIRECTOR.
                          ---------------------------

OTHER DIRECTORS

     Information concerning the other directors whose terms of office continue after the Annual Meeting is set forth below:

     Edward Lowenthal, age 54, has been the President, Chief Executive Officer and a director of the Company since its formation in January 1997.
Mr. Lowenthal served as the President and Chief Executive Officer and as a trustee of the Trust from its formation in July 1992 until consummation of the Merger in May 1997. Mr. Lowenthal currently serves as a director of Corporate Renaissance Group, Inc., a mutual fund, a director of Omega Healthcare, Inc., a REIT, a director of Omega Worldwide, Inc., a director of Great Lakes REIT, Inc., a REIT that owns and operates office buildings, and a trustee of EQR. He is also a member of The Board of Governors of NAREIT.

     Rodney F. Du Bois, age 63, has been a director of the Company since May 1997. Mr. Du Bois served as a trustee of the Trust from November 1992 until consummation of the Merger in May 1997. Mr. Du Bois also has been President and co-owner of Goshawk Corporation, which provides finance and general corporate services, since 1982. Mr. Du Bois was a founder of Mountain Cable Company, a cable TV multiple system operator, and its Chairman from 1985 until the company's sale in 1988. Previously, Mr. Du Bois served as Executive Vice President and a director of C. Brewer and Co., Chairman of Alexander and Baldwin Agribusiness, Inc., a managing director of Warburg, Paribas, Becker, Inc. and a Professor of Real Estate at the Amos Tuck School of Business Administration at Dartmouth College.

     Richard S. Frary, age 51, has been a director of the Company since December 1998. Mr. Frary is one of the founding partners of Tallwood Associates, Inc. ("Tallwood"). At Tallwood, Mr. Frary is primarily engaged in real estate acquisition, management and development. Mr. Frary also provides advisory services specializing in corporate real estate restructurings. Prior to starting Tallwood, Mr. Frary was a Managing Director at Drexel Burnham Lambert Inc. ("Drexel"). During his 11 years at Drexel, Mr. Frary was Head of the Corporate Finance Department's real estate group and a member of the department's Executive Committee. Mr. Frary has also had experience as a CPA with a big eight accounting firm, as a CFO of a NYSE listed REIT, and as a national homebuilder. A graduate of The Johns Hopkins University, Mr. Frary holds an MBA from Harvard Business School. Mr. Frary is a director of Washington Homes, Inc., and CGA, Ltd. and a co-founder of Brookwood Financial Co., Inc., European Property Partners and Ansonia Apartments.

     Frank J. Hoenemeyer, age 79, has been a director of the Company since May 1997. Mr. Hoenemeyer served as a trustee of the Trust from November 1992 until consummation of the Merger in May 1997. Mr. Hoenemeyer also currently serves as a director of American International Group, Inc., W.P. Carey Advisors, Inc. and Carey Fiduciary Advisors, Inc. (subsidiaries of W.P. Carey & Co., Inc.) and as Vice Chairman of the Investment Committee of W.P. Carey & Co., Inc. From 1947 to 1984, he was employed by The Prudential Insurance Company of America where he served as Vice Chairman and Chief Investment Officer prior to his retirement.

     Frank J. Sixt, age 47, has been a director of the Company since May 1997. Mr. Sixt served as a trustee of the Trust from November 1992 until consummation of the Merger in May 1997. Mr. Sixt currently serves as Group Finance Director of Hutchison Whampoa Limited. He is an Executive Director of Cheung Kong (Holdings) Limited, Cheung Kong Infrastructure Holdings Limited and Hong Kong Electric Holdings Limited in Hong Kong; Orange PLC in the UK; and Husky Oil Limited, and Concord Pacific Group Inc. in Canada. Previously, from 1987 to 1990, Mr. Sixt was a partner in the law firm of Stikeman Elliott.

EXECUTIVE OFFICERS

     Each Executive Officer of the Company holds office at the pleasure of the Board. The Executive Officers of the Company are as set forth below:

     Jeffrey H. Lynford, Chairman of the Board and Secretary. Biographical information regarding Mr. Lynford is set forth above under "Nominees for Election as Directors".

     Edward Lowenthal, President and Chief Executive Officer. Biographical information regarding Mr. Lowenthal is set forth above under "Other Directors".

     Gregory F. Hughes, age 35, has been the Chief Financial Officer of the Company since its formation in January 1997. Mr. Hughes served as a Vice President--Chief Financial Officer of the Trust from December 1994 until consummation of the Merger in May 1997. From March 1993 until December 1994 he was a Vice President and Chief Accounting Officer of the Trust. During 1992,
Mr. Hughes was a controller with Jones Lang Wootton Realty Advisors, a firm that provides real estate asset management and investment consultation services. From 1985 to 1991, Mr. Hughes was a manager with Kenneth Leventhal & Company, a public accounting firm specializing in real estate and financial services.
Mr. Hughes is a certified public accountant.

     David M. Strong, age 40, has been a Vice President for Development of the Company since its formation in January 1997. Mr. Strong served as a Vice President of the Trust from July 1995 until consummation of the Merger in May 1997. From July 1994 until July 1995 he was Acquisitions and Development Associate of the Trust. From 1991 to 1994, Mr. Strong was President and owner of LPI Management, Inc., a commercial real estate company providing management and consulting services. From 1984 to 1991, he was a senior executive with the London Pacific Investment Group, a real estate development, investment and management firm active in Southern California and Western Canada. From 1979 to 1984, Mr. Strong was a manager with Arthur Young and Company, a public accounting firm. Mr. Strong is a member of the Canadian Institute of Chartered Accountants.

KEY EMPLOYEES

     Richard R. Previdi, age 43, is the Chief Operating Officer of Wellsford Commercial Properties Trust, a Maryland REIT and wholly owned subsidiary of the Company, and has managed the acquisition and operation of the commercial properties of the Company (and its predecessor) since September 1996. From May 1988 until May 1994, he was first a Partner and then a Managing Director with Trammell Crow Company in the firm's Washington, D.C. area office. From October 1985 to May 1988, he was first a Project Manager and then a Principal with Trammell Crow Company in the same office. From October 1982 until October 1985, Mr. Previdi was a manager with Arthur Young and Company, a public accounting firm.

     William H. Darrow II, age 51, has been a Managing Director of the Company since August 1997. From 1993 to 1997, Mr. Darrow was a founder and partner of Mansfield Partners, Inc., a real estate investment, management, and consulting firm. From 1989 until 1993, Mr. Darrow was Senior Vice President and Manager of the US Real Estate Group of Banque Indosuez, a French merchant bank. From 1987 until 1989, he was President of CRI Institutional Real Estate. From 1984 to 1987, Mr. Darrow was a managing director in the corporate finance group of Prudential-Bache Securities. From 1983 to 1984, he was President of Dade Savings and Loan Association. Prior to joining Dade Savings, Mr. Darrow was a Senior Vice President with Chemical Bank, which he joined in 1969.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common Shares and Class A Common Shares (collectively, the "Shares") by each person known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Shares, by each director of the Company, by each officer of the Company named in the Summary Compensation Table below, and by all directors and officers of the Company as a group. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.

                                                                       AMOUNT AND NATURE OF
             NAME AND ADDRESS OF BENEFICIAL OWNER(1)(2)                BENEFICIAL OWNERSHIP    PERCENTAGE OF CLASS(3)
--------------------------------------------------------------------   --------------------    -----------------------
Jeffrey H. Lynford(4)...............................................         1,409,457                   6.44%
Edward Lowenthal(5).................................................         1,407,125                   6.43%
Gregory F. Hughes(6)................................................           542,868                   2.56%
David M. Strong(7)..................................................           158,389                      *
Douglas Crocker II(8) ..............................................            33,359                      *
  c/o Equity Residential Properties Trust
  Two North Riverside Plaza
  Chicago, Illinois 60606

                                                                       AMOUNT AND NATURE OF
             NAME AND ADDRESS OF BENEFICIAL OWNER(1)(2)                BENEFICIAL OWNERSHIP    PERCENTAGE OF CLASS(3)
--------------------------------------------------------------------        ----------                  -----
Rodney F. Du Bois(9) ...............................................            56,484                      *
  32 Rip Road
  Hanover, New Hampshire 03755
Richard S. Frary(10) ...............................................            30,680                      *
  c/o Tallwood Associates, Inc.
  1350 Avenue of the Americas, Suite 2701
  New York, NY 10019
Mark S. Germain(11) ................................................           123,350                      *
  6 Olmsted Road
  Scarsdale, New York 10583
Frank J. Hoenemeyer(12) ............................................            12,917                      *
  7 Harwood Drive
  Madison, New Jersey 07940
Frank J. Sixt(13) ..................................................            93,249                      *
  c/o Hutchison Whampoa Limited
  22nd Floor, 10 Harcourt Road
  Hong Kong
All directors and executive officers
  as a group (10 persons)(14).......................................         3,867,878                  16.21%
Morgan Stanley DeanWitter Investment Management Inc. ...............         3,025,684                  14.58%
  1221 Avenue of the Americas
  New York, NY 10036
Gotham Partners, L.P. ..............................................         2,573,632                  12.40%
  110 East 42nd Street
  New York, NY 10017
Mutual Qualified Fund(15) ..........................................         2,404,348                  11.59%
  51 John F. Kennedy Parkway
  Short Hills, NJ 07078
Mutual Beacon Fund(16) .............................................         1,583,221                   7.63%
  51 John F. Kennedy Parkway
  Short Hills, NJ 07078
Yale University ....................................................         1,185,032                   5.71%
  230 Prospect Street
  New Haven, CT 06511

------------------

    *  Less than 1.0%

  (1)  Unless otherwise indicated, the address of each person is c/o Wellsford Real Properties, Inc., 535 Madison
       Avenue, New York, New York 10022.

  (2)  WHWEL Real Estate Limited Partnership, a Delaware limited partnership ("Whitehall"), has the right to acquire
       Common Shares pursuant to warrants and in exchange for certain membership units it receives in
       Wellsford/Whitehall Properties II, L.L.C., a Delaware limited liability company ("Wellsford Commercial");
       provided, however, that in either case at the Company's election, Whitehall may receive cash based upon the market value of the Common Shares. The Company has indicated that it does not currently intend to issue, upon the exercise of any warrants or the exchange right, Common Shares equal to 20% or more of its Common Shares outstanding on the date of the issuance of the warrants or the exchange right.

  (3)  Assumes the conversion of 339,806 Class A Common Shares issued to ERP Operating Limited Partnership, an
       Illinois limited partnership, into 339,806 Common Shares.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

  (4)  Includes 1,138,205 Common Shares issuable upon the exercise of options (309,055 of which are exercisable on or before June 15, 1999). Options to purchase 452,705 of these shares represent replacement options for Trust share options which had exercise prices ranging from $18.94 to $26.375. Also includes 185,401 Common Shares contributed to the Company's deferred compensation plan with respect to which Mr. Lynford does not have voting power or distribution rights. Also includes 7,797 Common Shares held by the Lynford Family Charitable
       Trust, u/a dated December 16, 1984; Mr. Lynford disclaims beneficial ownership of such shares. Also includes
       5,850 Common Shares held by Mr. Lynford's Keough account.

  (5)  Includes 1,138,205 Common Shares issuable upon the exercise of options (309.055 of which are exercisable on or before June 15, 1999). Options to purchase 452,705 of these shares represent replacement options for Trust share options which had exercise prices ranging from $18.94 to $26.375. Also includes 185,401 Common Shares contributed to the Company's deferred compensation plan with respect to which Mr. Lowenthal does not have voting power or distribution rights. Also includes 291 Common Shares held by Ilene Lowenthal,
       Mr. Lowenthal's wife, and 150 Common Shares held by Jared Lowenthal, Mr. Lowenthal's son; Mr. Lowenthal disclaims beneficial ownership of such shares. Also includes 2,000 Common Shares held by Mr. Lowenthal's
       Keough account.

  (6)  Includes 428,105 Common Shares issuable upon the exercise of options (133,254 of which are exercisable on or before June 15, 1999). Options to purchase 102,605 of these shares represent replacement options for Trust share options which had exercise prices ranging from $18.94 to $29.375.

  (7)  Includes 136,126 Common Shares issuable upon the exercise of options (76,378 of which are exercisable on or before June 15, 1999). Options to purchase 40,626 of these shares represent replacement options for Trust share options which had exercise prices ranging from $18.94 to $22.50.

  (8)  Includes 31,375 Common Shares issuable upon the exercise of options (24,250 of which are exercisable on or before June 15, 1999). Excludes 339,806 Class A Common Shares issued to ERP Operating Limited Partnership.
       Mr. Crocker is President, Chief Executive Officer and a trustee of EQR, the general partner of ERP Operating
       Limited Partnership, and disclaims beneficial ownership of such shares.

  (9)  Includes 52,750 Common Shares issuable upon the exercise of options (38,500 of which are exercisable on or before June 15, 1999). Also includes 1,500 Common Shares held by Carol Du Bois, Mr. Du Bois' wife; Mr. Du
       Bois disclaims beneficial ownership of such shares.

 (10)  Includes 5,000 Common Shares issuable upon the exercise of options, all of which are exercisable on or before
       June 15, 1999. Also includes 5,000 Common shares held by Irene Frary, Mr. Frary's wife; Mr. Frary disclaims beneficial ownership of such shares.

 (11)  Includes 91,265 Common Shares issuable upon the exercise of options (77,015 of which are exercisable on or before June 15, 1999). Options to purchase 38,515 of these shares represent replacement options for Trust share options which had exercise prices ranging from $18.94 to $26.375. Also includes 30,101 Common Shares held by Margery Germain, Mr. Germain's wife; Mr. Germain disclaims beneficial ownership of such shares.

 (12)  Includes 933 Common Shares held by the Frank J. Hoenemeyer Individual Retirement Account. Does not include
       91,265 Common Shares issuable upon the exercise of options which were transferred in accordance with the terms of the applicable Share Option Agreements.

 (13)  Includes 91,265 Common Shares issuable upon the exercise of options (77,015 of which are exercisable on or before June 15, 1999). Options to purchase 38,515 of these shares represent replacement options for Trust share options which had exercise prices ranging form $18.94 to $26.375.

 (14)  Includes the Common Shares referred to in footnotes (4) through (13) above.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

 (15)  Mutual Qualified Fund has granted to an unaffiliated third party an irrevocable proxy to vote 836,500 of the
       Common Shares that it owns. An additional 614,747 Common Shares that it owns are subject to a voting trust, the trustee of which is an unaffiliated third party.

       Mutual Qualified Fund is one of the series comprising Franklin Mutual Series Fund Inc., a publicly held open-end investment company registered with the Securities and Exchange Commission (the "SEC") under the
       Investment Company Act of 1940, as amended. Its investment advisor is Franklin Mutual Advisers, Inc.
       ("FMAI"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Pursuant to an investment advisory agreement with Mutual Qualified Fund, FMAI has sole investment discretion and voting authority with respect to the shares owned by Mutual Qualified Fund. FMAI has no interest in dividends or proceeds from the sale of such securities and disclaims beneficial ownership of all the securities owned by Mutual Qualified Fund.

 (16)  Mutual Beacon Fund is one of the series comprising Franklin Mutual Series Fund Inc., a publicly held open-end investment company registered with the SEC under the Investment Company Act of 1940, as amended. Its investment advisor is FMAI. Pursuant to an investment advisory agreement with Mutual Beacon Fund, FMAI has sole investment discretion and voting authority with respect to the shares owned by Mutual Beacon Fund. FMAI has no interest in dividends or proceeds from the sale of such securities and disclaims beneficial ownership of all the securities owned by Mutual Beacon Fund.

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation of the Chief Executive Officer and each of the other Executive Officers of the Company whose cash compensation from the Company exceeded $100,000 for the year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM COMPENSATION
                                                                     ------------------------------------------
                                    ANNUAL COMPENSATION                           AWARDS
                         ------------------------------------------  ---------------------------------  PAYOUTS
                                                       OTHER                            SECURITIES      -------
                                                      ANNUAL                            UNDERLYING       LTIP    ALL OTHER
NAME AND PRINCIPAL                                  COMPENSATION     RESTRICTED STOCK  OPTIONS/SARS     PAYOUTS  COMPENSATION
  POSITION               YEAR  SALARY(A)   BONUS        (B)          AWARDS(S)(C)          (D)            (E)       (F)
-----------------------  ----  ---------  --------  ---------------  ----------------  ---------------  -------  ------------
Edward Lowenthal
  President and Chief
  Executive Officer....  1998  $ 283,250  $650,000(G)          --        $975,000           200,000          --    $ 16,095
                         1997  $ 275,000  $525,000(H)          --        $225,000           485,500          --    $ 16,095
Jeffrey H. Lynford
  Chairman of the Board
  and Secretary........  1998  $ 283,250  $650,000(G)          --        $975,000           200,000          --    $ 16,084
                         1997  $ 275,000  $525,000(H)          --        $225,000           485,500          --    $ 16,084
Gregory F. Hughes
  Chief Financial
  Officer..............  1998  $ 203,000  $400,000(I)          --        $600,000            40,000          --    $  1,500
                         1997  $ 200,000  $225,000           --          $225,000           285,500          --    $  1,500
David M. Strong
  Vice President--
  Development..........  1998  $ 150,000  $100,000           --          $150,000            10,000          --    $  1,500
                         1997  $ 125,000  $ 75,000           --                --            85,500          --    $  1,500

------------------

(A)   Amounts shown for 1997 are annualized.
(B)   No named Executive Officer received perquisites or other personal benefits aggregating more than the lesser of 10% of his total annual salary and bonus or $50,000.

                                                        (Footnotes on next page)

(Footnotes continued from previous page)

(C)   Messrs. Lowenthal, Lynford and Hughes each received a grant of 14,286 restricted Common Shares in December
      1997 (the "1997 Restricted Share Grants"). Twenty percent (20%) of the1997 Restricted Share Grants vest on each anniversary date of the grant over a 5-year period provided that the respective Executive Officer is still employed by the Company (otherwise, any unvested restricted Common Shares will be redeemed by the
      Company at $.01 per share). Unless and until the Company redeems such Common Shares, each named Executive
      Officer has sole voting power and the right to receive all dividends (if any) with respect to such Common
      Shares. Messrs. Lowenthal, Lynford, Hughes and Strong received grants of 109,860, 109,860, 67,606 and 16,902 restricted Common Shares, respectively, in December 1998 (the "1998 Restricted Share Grants"). One third of the 1998 Restricted Share Grants vest on each anniversary date of the grant over a 3-year period, with the same terms as the 1997 Restricted Share Grants. Notwithstanding the foregoing, all of the 1997 Restricted
      Share Grants and 1998 Restricted Share Grants were contributed to the Company's deferred compensation plan and, therefore, the respective Executive Officers do not have voting power or distribution rights with respect to such Common Shares. Based upon the market price on the date immediately preceding the date of grant of $15.75 per Common Share, the 1997 Restricted Share Grants had an aggregate market value of $675,000.
      The aggregate market value of such grants, based on the closing price of the Company's Common Shares on
      December 31, 1998 ($10.3125 per share), was $441,973. Based upon the market price on the date immediately preceding the date of grant of $8.875 per Common Share, the 1998 Restricted Share Grants had an aggregate market value of $2,700,000. The aggregate market value of such grants, based on the closing price of the
      Company's Common Shares on December 31, 1998 ($10.3125 per share), was $3,137,351.
(D)   See "Management Incentive Plans" regarding certain other options issued by the Company.
(E)   "LTIP Payouts" refers to long-term incentive plan payouts.
(F)   The amounts set forth include annual premiums of $14,595 and $14,584 in both 1998 and 1997 made by the
      Company related to split dollar life insurance plans for the benefit of Messrs. Lowenthal and Lynford, respectively. The Company expects to be reimbursed for these payments from the proceeds of this insurance, if any.
      The amounts set forth also include contributions to the Company's defined contribution savings plan pursuant to Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). $1,500 of such contributions was made by the Company on behalf of each of Messrs. Lowenthal, Lynford, Hughes, and Strong relating to both
      1998 and 1997.
(G)   Includes 36,620 Common Shares valued at the closing price of the Company's Common Shares on the date immediately preceding the date of grant ($8.875 per share) and contributed to the Company's deferred compensation plan.
(H)   Includes 19,048 Common Shares valued at the closing price of the Company's Common Shares on the date immediately preceding the date of grant ($15.75 per share) and contributed to the Company's deferred compensation plan.
(I)   Includes 16,902 Common Shares valued at the closing price of the Company's Common Shares on the date immediately preceding the date of grant ($8.875 per share) and contributed to the Company's deferred compensation plan.

     The following table sets forth certain information concerning options granted during the year ended December 31, 1998 to the Executive Officers named in the Summary Compensation Table above. The Company did not grant any share appreciation rights during this period. See "Management Incentive Plans" regarding certain other options issued by the Company.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                 PERCENT OF
                                                 NUMBER OF        TOTAL
                                                 SECURITIES      OPTIONS/SARS
                                                 UNDERLYING      GRANTED TO      EXERCISE                    GRANT DATE
                                                 OPTIONS/SARS    EMPLOYEES IN    OR BASE       EXPIRATION     PRESENT
NAME                                             GRANTED(A)      FISCAL YEAR      PRICE         DATE          VALUE(B)
----------------------------------------------   ------------    ------------    ----------    ----------    ----------
Edward Lowenthal..............................      200,000(C)        31%          (D)            2008       $1,115,000
Jeffrey H. Lynford............................      200,000(C)        31%          (D)            2008       $1,115,000
Gregory F. Hughes.............................       40,000(C)         6%          (D)            2008       $  207,600
David M. Strong...............................       10,000(C)         2%          (D)            2008       $   51,900

------------------

(A) The right to receive reload options was given in connection with such options. The reload options enable the Executive Officer to purchase a number of Common Shares equal to the number of Common Shares delivered by him to exercise the underlying option. The effective date of the grant of the reload options will be the date the underlying option is exercised by delivering Common Shares to the Company. The reload options have the same expiration date as the underlying options and will have an exercise price equal to the fair market value of the Common Shares on the effective date of the grant of the reload options.

(B) Based upon the Black-Scholes option pricing model using (i) a 26% expected volatility and (ii) a 5.79% risk-free rate of return for the options granted to Messrs. Lowenthal and Lynford and using (i) a 38% expected volatility and
    (ii) a 4.89% risk-free rate of return for the options granted to Messrs. Hughes and Strong based upon the data available on the date of grant.

(C) One fifth of the options granted to Messrs. Lowenthal and Lynford in the fiscal year ended December 31, 1998 vest and become exercisable on each of March 11, 1999, 2000, 2001, 2002 and 2003 provided such Executive Officer is employed by the Company on each such date. One fifth of the options granted to Messrs. Hughes and Strong in the fiscal year ended December 31, 1998 vest and become exercisable on each of December 10, 1999, 2000, 2001, 2002 and 2003 provided such Executive Officer is employed by the Company on each such date.

(D) 100,000 of each of Messrs. Lowenthal's and Lynford's options have an exercise price of $17.50 per share, the balance of Messrs. Lowenthal's and Lynford's options have an exercise price of $20.00 per share. Messrs. Hughes' and Strong's options have an exercise price of $8.91 per share, equal to the fair market value on the date of grant.

     The following table sets forth certain information concerning the value of unexercised options as of December 31, 1998 held by the Executive Officers named in the Summary Compensation Table above. No options were exercised by the Executive Officers during the period ended December 31, 1998.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED           VALUE OF IN-THE-MONEY
                                                                  OPTIONS/SARS AT                  OPTIONS/SARS AT
                                                                 FISCAL YEAR-END(A)               FISCAL YEAR-END(B)
                                                            ----------------------------     ----------------------------
NAME                                                        EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
---------------------------------------------------------   -----------    -------------     -----------    -------------
Edward Lowenthal.........................................     121,086        1,017,119         $30,468        $  36,166
Jeffrey H. Lynford.......................................     121,086        1,017,119         $30,468        $  36,166
Gregory F. Hughes........................................      72,565          355,540         $ 9,240        $ 105,954
David M. Strong..........................................      38,709           97,417         $28,693        $  37,834

------------------

(A) The right to receive reload options was given in connection with such options. The reload options enable the Executive Officer to purchase a number of Common Shares equal to the number of Common Shares delivered by him to exercise the underlying option. The effective date of the grant of the reload options will be the date the underlying option is exercised by delivering Common Shares to the Company. The reload options have the same expiration date as the underlying options and will have an exercise price equal to the fair market value of the Common Shares on the effective date of the grant of the reload options.

(B) The fair market value on December 31, 1998 of the Common Shares underlying the options was $10.3125 per Common Share.

BOARD OF DIRECTORS' MEETINGS

     The Board held seven regular meetings during 1998. Management also confers frequently with the Board on an informal basis to discuss Company affairs. Frank
J. Sixt attended two of the Board meetings held during 1998; Frank J. Hoenemeyer attended five of the Board meetings held during 1998.

BOARD COMMITTEES

     The Board has established an Executive Committee, a Compensation Committee and an Audit Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee; the entire Board performs the usual functions of such committee.

     Executive Committee. The Executive Committee consists of Messrs. Lynford, Lowenthal and Hoenemeyer. The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally to exercise all other powers of the directors except for those which require action by all directors or the independent directors under the charter or bylaws of the Company or under applicable law.

     Compensation Committee. The Compensation Committee consists of Messrs. Crocker, Du Bois, Frary, Germain, Hoenemeyer and Sixt, none of whom are employees of the Company. The Compensation Committee reviews the Company's compensation and employee benefit plans, programs and policies, approves employment agreements and monitors the performance and compensation of the executive officers and other employees. The Compensation Committee held one meeting during 1998.

     Audit Committee. The Audit Committee consists of Messrs. Du Bois, Frary, Germain, Hoenemeyer and Sixt and makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves the professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, reviews the adequacy of the Company's internal accounting controls and reviews related party transactions. The Audit Committee held one meeting during 1998.

COMPENSATION OF DIRECTORS

     The Company pays to each of its directors who are not employees of the Company (i) an annual fee of $16,000, payable quarterly in Common Shares, and
(ii) a fee of $2,250 payable in cash for each regular quarterly Board meeting at which such director is present in person or by telephone. Each non-employee director also receives options to purchase 5,000 Common Shares annually. Directors who are employees of the Company are not paid any directors' fees. In addition, the Company will reimburse the directors for travel expenses incurred in connection with their activities on behalf of the Company.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Messrs. Lynford and Lowenthal (the "Senior Executives"), pursuant to which Mr. Lynford serves as the Chairman of the Board of the Company and Mr. Lowenthal serves as its President and Chief Executive Officer. The Company has also entered into employment agreements with Messrs. Hughes and Strong. The employment agreements with Messrs. Lynford and Lowenthal will expire on December 31, 2002, and the employment agreements with Messrs. Hughes and Strong will expire on May 29, 1999.

     Each of the employment agreements is automatically extended for additional one-year periods unless either the Executive Officer or the Company gives prior notice not to extend the employment agreement, as specified in the agreement.

     Pursuant to the employment agreements, each of the Executive Officers is also entitled to incentive compensation to be determined by the Compensation Committee. Mr. Hughes is entitled to incentive compensation equal to at least 50% of his annual base salary.

     In the event that either of the Senior Executives dies during the term of his employment agreement, or if the Company elects to terminate his employment agreement as a result of the Senior Executive's total disability, the Company is required to pay additional compensation for the longer of 36 months after such termination or for the remaining term of his agreement at the rate of his then annual base salary.

     If a Senior Executive's employment agreement is terminated by the Senior Executive following a "change in control" of the Company (as defined in the agreements), then the Senior Executive shall be entitled to receive a lump sum cash payment generally equal to the sum of (i) the amount of compensation that he would have been entitled to had the agreement not been so terminated and
(ii) 299% of his average annual compensation of every type and form includible in gross income received during the three year period preceding the calendar year in which employment is terminated. If a Senior Executive's employment agreement is terminated by the Company other than for "proper cause" (as defined in the agreements) or death or disability, then the Senior Executive shall be entitled to receive a lump sum cash payment generally equal to the greater of
(i) the amount of compensation that he would have been entitled to had the agreement not been so terminated or (ii) 299% of his average annual compensation of every type and form includible in gross income received during the three year period preceding the calendar year in which employment is terminated.

     The Senior Executives are also entitled to reimbursement of income taxes on certain non-cash taxable income resulting from a change in control of the Company, including taxable income resulting from accelerated loan forgiveness or vesting of restricted shares or options. In addition, each Senior Executive is entitled to receive an additional sum to cover certain resulting income and excise tax liabilities that may be incurred on all of the foregoing.

     If following a "change in control" of the Company (as defined in the agreements), the employment agreement of either Mr. Hughes or Mr. Strong is terminated (a) by the Company, other than for "Cause" (as defined in the agreements) or (b) by Mr. Hughes or Mr. Strong, as the case may be, then
Mr. Hughes or Mr. Strong, as the case may be, shall be entitled to receive a lump sum cash payment generally equal to the greater of (i) the amount of compensation that he would have been entitled to had the agreement not been so terminated and (ii) 200% of his average annual compensation of every type and form includible in gross income received during the three year period preceding the calendar year in which employment is terminated.

MANAGEMENT INCENTIVE PLANS

     The Company has a 1997 Management Incentive Plan and a 1998 Management Incentive Plan (collectively, the "Management Incentive Plans") and a Rollover Stock Option Plan (the "Rollover Plan"; together with the Management Incentive Plans, the "Plans") for the purpose of aligning the interests of the Company's directors, executive officers and employees with those of the Shareholders and to enable the Company to attract, compensate and retain directors, executive officers and employees and provide them with appropriate incentives and rewards for their performance. The existence of the Plans should enable the Company to compete more effectively for the services of such individuals. The Rollover Plan was established for the purpose of granting options and corresponding rights to purchase Common Shares in replacement of former Trust share options. Each Plan provides for administration by a committee of two or more non-employee directors established for such purpose.

     Awards to directors, executive officers and other employees under the Plans may take the form of stock options, including corresponding stock appreciation rights and reload options. Under the Management Incentive Plans, the Company may also provide restricted stock awards, stock purchase awards and stock purchase loans to enable Management Incentive Plan participants to pay for stock purchase awards. The maximum number of Common Shares that may be the subject of awards under the Management Incentive Plans is 3,750,000 shares. Options to acquire 2,232,375 Common Shares have been granted under the Management Incentive Plans to 21 individuals, including directors, executive officers and employees of the Company. Options to purchase 1,326,235 Common Shares were granted under the Rollover Plan at the closing of the Merger principally to certain executive officers and directors of the Company. Messrs. Lynford, Lowenthal, Hughes and Strong each received options under the Rollover Plan to purchase 452,705, 452,705, 102,605 and 40,626 Common Shares, respectively, which options represent replacement options for Trust share options which had exercise prices ranging from $18.94 to $29.375 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Messrs.: Douglas Crocker II, Rodney
F. Du Bois, Richard S. Frary, Mark S. Germain, Frank J. Hoenemeyer and Frank J. Sixt, none of whom is, or has been, an officer or employee of the Company. Jeffrey H. Lynford, the Company's Chairman of the Board, and Edward Lowenthal, the Company's President and Chief Executive Officer, each serve on the board of trustees of EQR, of which Douglas Crocker II is President, Chief Executive Officer and a trustee.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee reviews and adopts compensation plans, programs and policies and monitors the performance and compensation of Executive Officers.

     The key elements of the Company's executive compensation package are base salary, annual bonus and long-term incentives. The policies with respect to each of these elements are discussed below.

COMPENSATION PHILOSOPHY

     The Compensation Committee seeks to enhance the profitability of the Company, and thus Shareholder value, by aligning closely the financial interests of the Company's Executive Officers with those of its Shareholders. The Compensation Committee believes that the Company's compensation program should:

     o Emphasize share ownership and, thereby, tie long-term compensation to increases in Shareholder value.

     o Enhance the Company's ability to attract and retain qualified Executive Officers.

     o Stress teamwork and overall Company results.

BASE SALARY

     Base salaries for Executive Officers are determined by evaluating the responsibilities of the position held and the experience and qualifications of the individual, with reference to the competitive marketplace for Executive Officers at certain other similar companies. The Company believes that the base salaries for its Executive Officers are less than the average of the base salaries for Executive Officers at such other similar companies.

ANNUAL BONUS

     Pursuant to their employment agreements, each of the Executive Officers is entitled to incentive compensation to be determined by the Compensation Committee. Mr. Hughes is entitled to incentive compensation equal to at least 50% of his annual base salary.

     The bonuses awarded in 1998 reflect the financial and strategic successes which the Company achieved, including the merger of Wellsford Capital Corporation, a Maryland corporation and wholly-owned subsidiary of the Company, with and into Value Property Trust, a Maryland REIT, in February 1998, the acquisition of 2.1 million square feet ("SF") of commercial space by Wellsford/Whitehall Properties II, L.L.C., the Company's joint venture with an affiliate of Goldman, Sachs & Co., including the acquisition in a single transaction of 1.0 million SF in Boston, MA, the successful negotiation of two new joint ventures with Creamer Realty Consultants and The Liberty Hampshire Company, L.L.C., the funding of approximately $75 million of real estate-related debt securities, and the successful completion of Phase II of the Company's Palomino Park development, Red Canyon, as well as each respective Executive Officer's time and effort during the year.

LONG-TERM INCENTIVE

     Long-term incentives are designed to align the interests of the Executive Officers with those of the Shareholders. In awarding grants of restricted Common Shares to Executive Officers and granting them options to purchase Common Shares, consideration is given to the long-term incentives previously granted to them.

     Share options will generally be granted with an exercise price equal to the fair market value of the Common Shares and vest and become exercisable over a period of years based upon continued employment. This is intended to create Shareholder value over the long term since the full benefit of the compensation package cannot be realized unless share price appreciation occurs over a number of years.

     Grants of restricted Common Shares also form a part of the Company's long-term incentive package. Typically, some portion of such grants will vest annually over a period of several years, subject to the Company achieving certain performance goals and the Executive Officer remaining employed by the Company. In making grants of restricted Common Shares, the Compensation Committee will consider and give approximately equal weight to an individual's scope of responsibilities, experience, past contributions to the Company and anticipated contributions to the Company's long-term success.

     Another component of the Company's long-term incentive package may include making loans to Executive Officers for the purchase of Common Shares. These loans typically will be secured by the Common Shares purchased and otherwise will be non-recourse. The loans may be interest-free and may be forgiven in whole or in part over time provided that the Executive Officer remains employed by the Company. In making share loans, the Compensation Committee will consider the same factors it considers in making grants of restricted Common Shares.

     The Compensation Committee believes that share options, grants of restricted shares and loans to purchase shares promote loyalty to the Company and encourage recipients to coordinate their interests with those of the Shareholders. The Compensation Committee may consider additional types of long-term incentives in the future.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND OF CHAIRMAN OF THE BOARD

     Mr. Lowenthal's and Mr. Lynford's compensation is determined pursuant to the principles noted above and as set forth in their employment agreements. Specific consideration has been given to their qualifications, responsibilities and experience in the real estate industry, and the compensation package awarded to the most senior executive officers of other comparable companies with similar market capitalization. The Company believes that Mr. Lowenthal's and Mr. Lynford's base salaries as set forth in their employment agreements are less than the average base salaries for comparable senior officers of such other similar companies.

     For the long-term incentive component of Mr. Lowenthal's and Mr. Lynford's compensation, see the tables above. Their long-term incentive compensation was granted in light of the accomplishments of Messrs. Lowenthal and Lynford and the Company during 1998, primarily the financial and strategic successes described above under "Annual Bonus". Their long-term incentive compensation reflects the Compensation Committee's desire to create incentives for each of them and focus them on maximizing Shareholder value, and the practice of the Company's primary competitors for executive talent of making long-term incentive grants to their most senior officers.

     It is the responsibility of the Compensation Committee to address the issues raised by the tax laws which make certain non-performance-based compensation to executives of public companies in excess of $1,000,000 non-deductible to the Company. In this regard, the Committee must determine whether any actions with respect to this limit should be taken by the Company. At this time, it is not anticipated that any Executive Officer will receive any such compensation in excess of this limit. Therefore, the Compensation Committee has not taken any action to comply with the limit.

CONCLUSION

     Through the programs described above, a very significant portion of the Company's executive compensation is linked to individual and Company performance and the creation of Shareholder value. However, periodic business cycle fluctuations may result in an imbalance for a particular period.

     The foregoing report has been furnished by the Compensation Committee.

April 16, 1999

Douglas Crocker II                Mark S. Germain
Rodney F. Du Bois                 Frank J. Hoenemeyer
Richard S. Frary                  Frank J. Sixt

                      COMMON SHARE PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total Shareholder return on the Common Shares for the period commencing May 30, 1997 through December 31, 1998 with the cumulative total return on the Standard & Poor's 500 Stock Index
("S&P 500") and the NAREIT Index for the same period. Total return values were calculated based on cumulative total return assuming (i) the investment of $100 in the S&P 500, in the NAREIT Index and in the Common Shares on May 30, 1997, and (ii) reinvestment of dividends. The total return for the Common Shares since May 1997 is approximately 0.1% versus approximately -4.6% for the NAREIT Index and approximately 45.0% for the S&P 500.

                     [LINE CHART]

                 WRP   S&P 500   NAREIT

 5/30/97        $100.00  $100.00  $100.00
12/31/97         151.70   114.40   117.50
12/31/98         100.10   145.00    95.40

     Since the Company did not commence operations until May 30, 1997, the date of the Spin-off, no data prior to that date is available.

     The NAREIT Index (consisting of 211 companies with a total market capitalization of $137.8 billion) is maintained by the National Association of Real Estate Investment Trusts, Inc. and is published monthly based on the last closing prices of the preceding month.

CERTAIN TRANSACTIONS

     In July and August 1998, the Company invested a total of $4.4 million in a joint venture special purpose finance company ("SPFC") with The Liberty Hampshire Company, L.L.C. This SPFC has invested in a participation in a real estate-related debt security and has acquired an interest in REIS Reports, Inc. ("REIS"), a leading provider of real estate market information to institutional investors. The primary shareholder of REIS is the brother of Mr. Lynford;
Mr. Lynford recused himself from the REIS investment decision.

                                   PROPOSAL 2
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors and the Audit Committee have appointed the firm of Ernst & Young LLP, the Company's independent public accountants for the fiscal year ended December 31, 1998, to audit the financial statements of the Company for the fiscal year ending December 31, 1999. A proposal to ratify this appointment is being presented to the Shareholders at the Annual Meeting. A representative of Ernst & Young LLP is expected to be present at the meeting and available to respond to appropriate questions and, although that firm has indicated that no statement will be made, an opportunity for a statement will be provided.
                            ------------------------

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSED RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.
                            ------------------------

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-ten-percent Shareholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1998, all Section 16 filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.

                             SHAREHOLDERS PROPOSALS

     Proposals of Shareholders intended to be presented at the annual meeting of Shareholders to be held in 2000 must be received by the Company at its principal executive offices no later than December 16, 1999 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

     In addition, the Bylaws of the Company provide that in order for a Shareholder to nominate a candidate for election as a director at an annual meeting of Shareholders or propose business for consideration at such a meeting, notice must be given to the Secretary of the Company no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.

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
                        FINANCIAL AND OTHER INFORMATION

     The Company's Annual Report for the fiscal year ended December 31, 1998, including financial statements, has been concurrently sent to the Shareholders. The Annual Report is not a part of the proxy solicitation materials. Additional copies of the Company's Annual Report and Form 10-K for the year ended
December 31, 1998, as filed with the SEC, may be obtained without charge by contacting Barbara Joyce at the Company's principal executive offices at 535 Madison Avenue, New York, NY 10022.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. Brokers and nominees should forward soliciting materials to the beneficial owners of the Common Shares held of record by such persons, and the Company will reimburse them for their reasonable forwarding expenses. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company, who will not be specially compensated for such services, by means of personal calls upon, or telephonic or telegraphic communications with Shareholders or their personal representatives. MacKenzie Partners, Inc. has been retained to assist in the solicitation of proxies for a fee not to exceed $5,000, plus reimbursement of out-of-pocket expenses. No officer or director of the Company has an interest in, or is related to any principal of, MacKenzie Partners, Inc.

                                 OTHER MATTERS

     The Board knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgement.
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